Jounce Therapeutics A Next Gen Immunotherapy Company

Legal Disclaimer Various statements in this release concerning Jounce’s future expectations, plans and prospects, including without limitation, Jounce’s expectations regarding operating expenses, collaboration revenue and other financial results, the timing, progress and results of research and development programs, preclinical studies and clinical trials for Jounce’s product candidates and any future product candidates, the potential benefits of any of these product candidates and the timing or likelihood of regulatory filings may constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward looking statements, which often include words such as “anticipate,” “estimate,” “expect,” “intend,” “may,” “on track,” “plan,” “predict,” “target,” “potential” or similar terms, variations of such terms or the negative of those terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee such outcomes. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, Jounce’s ability to successfully demonstrate the efficacy and safety of its product candidates and future product candidates, the preclinical and clinical results for its product candidates, which may not support further development and marketing approval, the potential advantages of Jounce’s product candidates, the development plans of its product candidates,actions of regulatory agencies, which may affect the initiation, timing and progress of pre-clinical studies and clinical trials of its product candidates, Jounce’s anticipated milestones, Jounce’s ability to obtain, maintain and protect its intellectual property, Jounce’s ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties, the timing, cost or other aspects of a potential commercial launch of Jounce’s product candidates and potential future sales of our current product candidates or any other potential products if any are approved for marketing, competition from others developing products for similar uses, Jounce’s ability to manage operating expenses, Jounce’s ability to maintain its collaboration with Celgene and establish or maintain future collaborations, Jounce’s dependence on third parties for development, manufacture, marketing, sales and distribution of product candidates, the outcome of litigation, and unexpected expenditures, as well as those risks more fully discussed in the section entitled “Risk Factors” in Jounce’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission as well as discussions of potential risks, uncertainties, and other important factors in Jounce’s subsequent filings with the Securities and Exchange Commission. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 | Jounce Therapeutics © January, 2018

Jounce Therapeutics Develop and commercialize Discover first-in-class immunotherapies Predictive biomarkers Tumor immune composition 3 | Jounce Therapeutics © January, 2018 Developing first-in-class cancer immunotherapies to match the right therapy to the right patients

Jounce Investment Highlights • Engine to drive sustained discovery • New targets & biomarkers linked to tumor immune composition Robust Translational Science Platform Lead Candidate JTX-2011 Phase 2 Diverse, Broad Pipeline Significant Strategic Collaboration Experienced Founder & Management Team • Phase 2 biomarker driven adaptive clinical trial • Multiple solid tumor indications • Targeting T cells and additional immune cell types • Patients not well served by approved immunotherapies • Strategic co-development and co-commercialization collaboration • Founders fundamental in the science of checkpoint therapy • Management leadership roles in through approval 4 | Jounce Therapeutics © January, 2018

2017 Key Accomplishments 5 | Jounce Therapeutics © January, 2018  Upsized IPO, raising >$117m in gross proceeds  Established new corporate headquarters  Built discovery team to support Celgene collaboration and broader vision  Presentation and posters at AACR, ASCO and SITC  JTX-2011 ICONIC monotherapy and combination safety readout at ASCO, RP2D established  Initiated ICONIC Phase 2 in both monotherapy and combination

2018 Value Drivers JTX-2011 preliminary clinical efficacy results in Q2 Tumor types that have completed enrollment with biomarker and safety update IND for JTX-4014 (anti-PD-1) Initiate new JTX-2011 combination Next development candidate into IND enabling activities Continued investment in our translational science platform and team 6 | Jounce Therapeutics © January, 2018

Immunotherapy Opportunities Beyond PD-1 Inhibitors 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% NSCLC, 1st line Melanoma, 1st line MSI-H, 2nd line+ Melanoma, 2nd line+ Bladder, 1st line Renal, 2nd line+ Bladder, 2nd line+ NSCLC, 2nd line+ HNSCC, 1st line+ Liver, 2nd line+ Gastric, 3rd line+ ORR for FD A A ppro v e d A n ti -P D -1 M ono th e ra p y Therapeutic Opportunity • Novel agents / combinations • Indications with no PD-1 approval • Indications with low PD-1 response rates • PD-1 refractory patients Strong biomarker selection 7 | Jounce Therapeutics © January, 2018

Immunotherapy opportunities beyond PD-1 inhibitors T cells T cells + macrophages Macrophages No T cells or macrophages Hot / Cold Tumors • PD-1 inhibitor amenable • Opportunity to maximize benefit • High unmet medical need • Opportunity to expand the promise of immunotherapy Translational Science Platform Key to Expanding Immunotherapy Opportunities Suite of integrated technologies Proprietary bioinformatics & immune signatures Multiplex IHC & tumor histoculture 8 | Jounce Therapeutics © January, 2018 • Decode the TME • Identify targets • Inform biomarker strategy • Prioritize indication selection

JTX-2011 Shifts Balance of T Cells Towards Anti-Tumor Activity APC “Primed” T effector cell ICOS↑ TCR 1st signal ICOS JTX-2011 ↑ IFN-γ↑ ↑ IFN-γ↑ Activation of T effector cells T regulatory cell NK cell X Selective reduction of intratumoral T regulatory cells “Non-Primed” T effector cell TCR ICOS 9 | Jounce Therapeutics © January, 2018

Critical Pre-clinical Requirements for In Vivo Efficacy

Single Agent


S
T

ICOS 3+


Control
Anti-ICOS
Tumor volume (mm^3)
1/10
7/10
Days post-inoculation of SA1/N tumor cells


Animals "cured" of tumors are immune to tumor re-challenge
Tumor volume (mm^3)
No prior treatment
Animals previously "cured" by anti-ICOS
Days after tumor re-challenge

Combination with PD-1 Inhibitor


T

ICOS 1+


Control antibody
Anti-ICOS
Anti-PD-1
Anti-ICOS + Anti-PD-1
0/10
1/10
6/10
8/10
Days Post-Inoculation

10 | Jounce Therapeutics © January, 2018

ICONIC: Adaptive, Biomarker-Driven Clinical Study Phase 1 Dose Escalation, Safety, PK and PD Single Agent Dose Escalation Safety, PK/PD read-out at ASCO 2017* A All-comers, no biomarker enrichment Combo with nivolumab Dose EscalationB PK/PD Expansions PK/PD Expansions Phase 1 Safety, PK and PD Phase 2 Triggered Upon: Identification of safe dose where PK/PD predicts anticipated clinically effective dose * Phase 1 poster available on Jounce website Any solid tumor type HNSCC NSCLC NSCLC HNSCC TNBC Melanoma Gastric Phase 2 Preliminary Efficacy Q2 2018 11 | Jounce Therapeutics © January, 2018

Phase 1 Established Safety and RP2D Phase 1 Data Presented at ASCO 2017 Phase 2 dose selection based on science and safety • Phase 1 patients heavily pre-treated, with median 4 prior therapies • Single agent dose range 0.003 mg/kg to 1 mg/kg, combo dose range 0.01 to 0.3 • PK / PD model created based on pre-clinical requirements for efficacy • Safety with sustained target engagement >90% for duration of 21 day dose cycle • PK consistent with model Pre-established criteria for Phase 2 dose — 0.3 mg/kg chosen Safety consistent with PD-1 inhibitor studies in similar patients • Most adverse events grade 1 or 2 • Dose dependent immune related adverse events at or above 0.03 mg/kg, including rash, elevated liver enzymes, pneumonitis, diarrhea • Immune related dose limiting toxicity at highest dose of 1 mg/kg • Infusion reactions Grade 1 or 2 observed at all doses 12 | Jounce Therapeutics © January, 2018 Data cut-off May 12, 2017

Phase 2 Indication Selection & Patient Enrichment via Biomarkers

ICOS Immunohistochemistry (IHC)


ICOS protein levels vary across indications
% Tumors
100
50
0
None
1+
2+
3+
Renal
Breast
Bladder
Ovarian
Prostate
Stomach
Colon
Melanoma
TNBC
Lung
HNSCC


None (0)
Low (1+)
Medium (2+)
High (3+)
100μm
100μm
100μm
100μm

Current Phase 2 patients represent high areas of unmet need

All advanced, relapsed / refractory cancer patients with no standard options

- NSCLC
- HNSCC
- Melanoma

} PD-1 inhibitor failures

- Gastric*
- TNBC

} Generally IO naïve

- New indications based on emerging science

* Recent PD-1 inhibitor approval

13 | Jounce Therapeutics © January, 2018

ICONIC: Adaptive, Biomarker-Driven Clinical Study Phase 2 in Select Indications Phase 1 Safety, PK and PD Phase 2 Triggered Upon: Identification of safe dose where PK/PD predicts anticipated clinically effective dose Any solid tumor type HNSCC NSCLC New indications based on emerging science NSCLC HNSCC TNBC Melanoma Gastric New indications based on emerging science Phase 2 Preliminary Efficacy Q2 2018 Enriched for patients with high ICOS expression D Combo with nivolumab C Single Agent 14 | Jounce Therapeutics © January, 2018

ICOS May Be an Ideal Target for Combination Therapy APC “Primed” T effector cell ICOS↑ TCR 1st signal ICOS Potential Combination Advantages of the ICOS Mechanism CTLA-4 inhibitors PD-1 inhibitors Vaccines Radiation OX-40 agonists ICOS ICOS ICOS ↑ ↑ ↑ • Variety of agents induce ICOS in T cells • Induction may define combination opportunities 15 | Jounce Therapeutics © January, 2018

JTX-4014: Anti-PD-1 Program, IND in 2018 JTX-4014 Product Profile • Fully human IgG4 (hinge-stabilized) anti-PD-1 blocking antibody • Selectively recognizes human, cynomolgus and mouse PD-1, and not closely related family members • Blocks PD-1 binding to PD-L1 and PD-L2 across species • JTX-4014 clone selected and undergoing GLP/GMP manufacture • In-life portion of GLP safety studies in cynomolgus monkey and mouse completed Preclinical Development Clinical Development Plan • JTX-4014 being developed for combination studies • Safety and POC as a monotherapy to facilitate use as a combination agent • IND filing in 2018 16 | Jounce Therapeutics © January, 2018

Translational Platform Expanding the Promise of Immunotherapy Immunosuppressive macrophage-rich tumors Immune cell- lacking tumors Effector T cells M2-like suppressive macrophages Inflamed immune environment: Susceptible to PD-1 inhibitors Convert M2 mΦ to M1 Alter TME and recruit immune cells 17 | Jounce Therapeutics © January, 2018

Proof of Biology of New Immunosuppressive Macrophage Targets In Vivo (Using Genetically Engineered KO Mice) MC38 tumor growth in normal mice MC38 tumor growth in mice lacking target 0 1 0 2 0 3 0 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 2 5 0 0 3 0 0 0 3 5 0 0 W T M C 3 8 D a y T u m o r V o lu m e ( m m 3 ) 0 1 0 2 0 3 0 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 2 5 0 0 3 0 0 0 3 5 0 0 P ir B M C 3 8 D a y T u m o r V o lu m e (m m 3 ) • Genetically engineered KO mice of target releases immunosuppressive macrophage effect, but does not deplete the macrophage cell type Normal MC38 tumor (macrophage staining) 18 | Jounce Therapeutics © January, 2018

Jounce Antibodies Convert Macrophages to Anti-Tumor Phenotype • TNFa • IL-1b • CCL2 • IL-10 Pro-Inflammatory Anti-Inflammatory Jounce antibodies promote M1-like activation Jounce antibodies attenuate M2-like activation 0 .0 0 0 1 0 .0 0 1 0 .0 1 0 .1 1 1 0 0 5 1 0 1 5 2 0 2 5 A n tib o d y c o n c e n tra t io n (n M ) T N F a p ro d u c e d ( re la ti v e t o L P S a lo n e ) .0 0 0 1 0 .0 0 1 0 .0 1 0 .1 1 1 0 0 .6 0 .8 1 .0 1 .2 A n tib o d y c o n c e n tra t io n (n M ) IL -1 0 p ro d u c e d ( re la ti v e t o L P S a lo n e ) 19 | Jounce Therapeutics © January, 2018

Jounce Immunotherapy Pipeline


Program
Target ID
Discovery
Pre-clinical
Clinical Development
JTX-2011 (ICOS)
Multiple Solid Tumor Indications
Multiple Indications in Phase 2
JTX-4014 (PD-1)
Lead Macrophage Program
Myeloid Enriched Solid Tumors
Macrophage Targeting
Multiple (Undisclosed)
T Reg
Multiple (Undisclosed)
B Cells
Multiple (Undisclosed)
Stromal Targeting
Multiple (Undisclosed)
Named Celgene Option
Celgene Target Pool
Jounce owned

20 | Jounce Therapeutics © January, 2018

Jounce and Celgene Strategic Collaboration Co-develop and Co-commercialize Innovative Immunotherapies Collaboration Highlights • Global strategic collaboration, enabling comprehensive clinical strategy • Option based deal, preset opt-in fees and profit share, cost sharing after opt-in • Jounce retains significant development, commercial and economic rights − Upon opt-in, Jounce leads JTX-2011 US co-development/co-commercialization • $225M upfront, $36M equity investment, and up to $2.3B in potential milestones Program US Jounce US Celgene Ex-US Jounce JTX-2011 Lead 60% 40% Royalty 1st Option post-lead 25% 75% Royalty Options 2-4 50% 50% Royalty JTX-4014 Shared Globally for Combinations with Collaboration Products Profit Sharing Committed to working together to change the course of cancer 21 | Jounce Therapeutics © January, 2018

Financial Strength and Flexibility Event Date Gross $ Comment Series A 2013 $47M Third Rock Ventures Series B 2015 $56M Fidelity, Wellington, others CELG Collaboration 2016 $225M upfront $36M equity US profit sharing on optioned programs Initial Public Offering 2017 $117M (gross) Upsized deal • NASDAQ: JNCE • Strength of balance sheet: – ~$283M cash and investments, at September 30, 2017 • Financial guidance for 2017 – Cash burn: $100M to $110M – Revenue: $70M - $75M (amortization of Celgene upfront) • Common stock outstanding, at November 10, 2017: 32.2m shares Company History 22 | Jounce Therapeutics © January, 2018

Leadership Team

Highly Experienced in Oncology and Immunotherapy

Executive Team

Richard Murray, Ph.D.
CEO and President — MERCK, PDL BioPharma

Elizabeth Trehu, M.D.
Chief Medical Officer — Promedior, Infinity, genzyme A SANOFI COMPANY, Takeda MILLENNIUM

Kim Drapkin, CPA
Chief Financial Officer — EPIX Pharmaceuticals, Takeda MILLENNIUM, pwc

Deborah Law, D.Phil.
Chief Scientific Officer — MERCK, Ablynx, PDL BioPharma

Stephen Farrand, Ph.D.
Chief Technical Officer — NantKwest, MERCK, Schering-Plough

Hugh Cole
Chief Business Officer & Head of Corporate Development — ARIAD, Shire, Takeda MILLENNIUM

Board of Directors

Perry Karsen
Chairman — Celgene

Cary Pfeffer, M.D.
Director — THIRD ROCK VENTURES

Robert Tepper, M.D.
Director — THIRD ROCK VENTURES

Robert Kamen, Ph.D.
Director — THIRD ROCK VENTURES

Duncan Higgons
Director — agios

Barbara Duncan
Director — Intercept

Luis A. Diaz, Jr., M.D.
Director — Memorial Sloan Kettering Cancer Center

Richard Murray, Ph.D.
Director — Jounce Therapeutics

Founders / Advisory Board

Jim Allison, Ph.D.
Chair Immunology — The University of Texas MD Anderson Cancer Center

Padmanee Sharma, M.D., Ph.D.
Professor — The University of Texas MD Anderson Cancer Center

Thomas Gajewski, M.D., Ph.D.
Professor — UChicago Medicine

Robert Schreiber, Ph.D.
Professor, Director — Washington University in St. Louis School of Medicine

Louis Weiner, M.D.
Professor, Chair — Georgetown University

23 | Jounce Therapeutics © January, 2018

2018 Value Drivers JTX-2011 preliminary clinical efficacy results in Q2 Tumor types that have completed enrollment with biomarker and safety update IND for JTX-4014 (anti-PD-1) Initiate new JTX-2011 combination Next development candidate into IND enabling activities Continued investment in our translational science platform and team 24 | Jounce Therapeutics © January, 2018

Jounce Therapeutics A Next Gen Immunotherapy Company